UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770
Metairie, Louisiana	70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 838-8222

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02(a).     Results of Operations and Financial Condition.

          On May 1, 2006, Newpark Resources, Inc. issued a press release announcing certain financial information for the quarter ended March 31, 2006 and providing an update regarding its ongoing internal investigation.  The press release is attached to this Form 8-K as Exhibit 99.1.

          The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation by reference language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits.

99.1     Press release issued by Newpark Resources, Inc. on May 1, 2006.

SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: May 8, 2006	By:	/s/ Eric M. Wingerter

Eric M. Wingerter, V.P. and Corporate Controller and Acting Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on May 1, 2006.